UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 1997

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 1997 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 31 thereof, entered into various agreements relating to San Angelo Bent Tree Apartments, L.P., a Texas limited partnership (the "Operating Partnership") on behalf of Series 31 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 1997 (the "Operating Partnership Agreement"), pursuant to which Series 31 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 112 unit apartment complex for families located at San Angelo in Tome Green County, Texas, which is known as Bent Tree Apartments (the "Apartment Complex"). The Apartment Complex consists of 28 buildings containing 72 two-bedroom units and 40 three-bedroom units. Amenities include a community clubhouse, fitness center, laundry facilities, swimming pool and playground. Each unit will have an individual forced air heating and air-conditioning system and is equipped with a frost-free refrigerator,/freezer, range/oven, dishwasher, range hood, microwave connection, mini-blinds and washer/dryer connections. Construction of the Apartment Complex commenced in December 1997 and is scheduled for completion in July 1999. 100% Occupancy is scheduled for October 1999.

The Operating Partnership expects to receive permanent financing in the amount of $2,800,000 (the "Permanent Mortgage") from Boston Capital Mortgage. The Permanent Mortgage is expected to bear interest at 7.68% per annum payable over a 30 year amortization period and a 19 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is San Angelino Bent Tree Developers, LLC, (the "General Partner"). The principals of the General Partner are G. Granger MacDonald and J Steve Ford.

Series 31 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $3,557,323 to the Operating Partnership in 5 installments as follows:

    $100 (the "First Installment") on the Admission Date;
    $2,667,892 (the "Second Installment") on the latest of (A) the satisfactory completion of the Investment Limited Partner's due diligence process in respect of the Apartment Complex, including without limitation, the receipt of an updated Title Policy, (B) the closing of the Construction Loan, (C) the Permanent Loan Commitment Date, (D) Tax Credit Set-Aside or (E) the Construction Permitting Date, provided, however, that the proceeds of the Second Installment shall be used first to repay the Interim Loan and any interest accrued thereon and then $109,000 of such proceeds shall be used to purchase an interest rate cap or spread reduction in respect of the Permanent Loan as approved by the Special Limited Partner;
    $426,979 (the "Third Installment") on the latest of (A) the Completion Date, (B) Cost Certification, (C) receipt of an updated Title Policy in forma nd substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (D) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter or (E) receipt by the Investment Limited Partner of an Estoppel Letter from each Lender;
    $426,979 (the "Fourth Installment") on the latest of (A) the Initial 100% Occupancy Date, (B) Permanent Mortgage Commencement, (C) State Designation or (D) Rental Achievement; and
    $35,373 (the "Fifth Installment") upon the receipt by the Investment Limited Partner of a copy of the properly filed Partnership federal income tax return and an audited Partnership financial statement for the year in which Rental Achievement occurs.

All of the installments have been paid by Series 31.

The total Capital Contribution of Series 31 to the Operating Partnership is based on the Operating Partnership receiving $4,856,410 in Tax Credits during the 10-year period commencing in 1998 of which 99.99% ($4,855,920) will be allocated to Series 31 as the Investment Limited Partner of the Operating Partnership.

Series 31 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	50%	80%
Series 31	99.99%	49.999%	20%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 31.

Series 31 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 1999 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $5,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 1999 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $5,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $763,384. The Development Fee, of which $57,704 will be deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President